UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2023

HUDSON GLOBAL, INC.
(Exact name of registrant as specified in charter)

Delaware	001-38704	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, Suite 102
Old Greenwich, CT 06870
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (475) 988-2068
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HSON	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights		The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Stockholders of Hudson Global, Inc. (the “Company”) on November 2, 2023 (the “Annual Meeting”), Ian V. Nash did not stand for re-election to the Company’s Board of Directors (the “Board”). The decision not to stand for re-election was not attributable to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on November 2, 2023. As of the close of business on September 7, 2023, the record date for the Annual Meeting, there were 2,816,999 shares of the Company’s common stock outstanding and entitled to vote. A total of 2,002,063 shares of common stock were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting. At the Annual Meeting, the Company’s stockholders:
(1)Elected four directors to serve on the Board until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

(2)Approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal 2);

(3)Approved, on a non-binding advisory basis, holding the stockholder advisory vote to approve executive compensation every year (Proposal 3); and

(4)Ratified the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2023 (Proposal 4).
For additional information on these proposals, please see the Proxy Statement. The voting results for each of these proposals are set forth below:
Proposal 1 – Election of Board of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Mimi K. Drake	1,699,159	17,923	284,981

Jeffrey E. Eberwein	1,713,662	3,420	284,981

Connia M. Nelson	1,699,158	17,924	284,981

Robert G. Pearse	1,713,763	3,319	284,981

Proposal 2 – To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,589,609	127,415	58	284,981

Proposal 3 – To approve, on a non-binding advisory basis, the frequency of holding the stockholder advisory vote on executive compensation

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes

1,484,251	6	232,424	401	284,981

Proposal 4 – To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2023

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,992,227	9,834	2	---

Following his election to the Board, the Board appointed Robert G. Pearse to serve on each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee to fill the vacancies left by departing director Ian V. Nash.

In recognition of the vote of the Company’s stockholders on Proposal 3, the Board has approved the holding of an advisory vote of the Company’s stockholders on the compensation of the Company’s named executive officers every year.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC. (Registrant)

By:	/s/ JEFFREY E. EBERWEIN
Jeffrey E. Eberwein
Chief Executive Officer

	Dated:	November 7, 2023